UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2012

Exact Name of Registrant as Specified in Charter;

Commission File Number	State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On September 11, 2012, Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”), a subsidiary of Ameren Corporation, issued and sold $485,000,000 principal amount of its 3.90% Senior Secured Notes due 2042 (the “New Notes”), pursuant to a Registration Statement on Form S-3 (File No. 333-182258-02), which became effective on June 21, 2012, and a Prospectus Supplement dated September 6, 2012 to a Prospectus dated June 21, 2012. Ameren Missouri received net offering proceeds of approximately $478.2 million, before expenses, upon the closing of the transaction. Ameren Missouri intends to use the net offering proceeds, together with other available cash, to provide the total amount of funds required to complete its previously announced tender offer (the “Tender Offer”) to repurchase for cash its outstanding 6.00% Senior Secured Notes due 2018 (the “6.00% Notes”), 6.70% Senior Secured Notes due 2019 (the “6.70% Notes”), 5.10% Senior Secured Notes due 2018 (the “2018 5.10% Notes”) and 5.10% Senior Secured Notes due 2019 (the “2019 5.10% Notes” and, together with the 6.00% Notes, the 6.70% Notes and the 2018 5.10% Senior Notes, the “Tender Offer Notes”), including the payment of interest on the Tender Offer Notes purchased thereunder and all related fees and expenses. The maximum aggregate purchase price (including principal and premium) for the Tender Offer Notes will be $377 million (the “Maximum Tender Amount”). Ameren Missouri also expects to use the net proceeds from the offering of the New Notes to refinance $173,000,000 principal amount of its 5.25% senior secured notes that matured on September 1, 2012.

As of 5:00 p.m., New York City time, on September 5, 2012 (the “Early Tender Date”), approximately $71.5 million, $120.7 million, $1.3 million and $55.6 million in aggregate principal amount of the 6.00% Notes, the 6.70% Notes, the 2018 5.10% Notes and the 2019 5.10% Notes, respectively, had been validly tendered and not validly withdrawn. As more fully described in the Offer to Purchase (defined below), all Tender Offer Notes having a higher acceptance priority level that are validly tendered and not validly withdrawn in the Tender Offer will be accepted for purchase before any validly tendered and not validly withdrawn Tender Offer Notes having a lower acceptance priority level are accepted for purchase, up to the maximum aggregate purchase price of $377 million for all Tender Offer Notes.

Holders who validly tendered (and did not subsequently withdraw) their Tender Offer Notes prior to the Early Tender Date, and whose Tender Offer Notes are accepted for purchase pursuant to the Tender Offer, will receive total consideration equal to $1,230.98 per $1,000 principal amount of 6.00% Notes, $1,281.58 per $1,000 principal amount of 6.70% Notes, $1,178.76 per $1,000 principal amount of 2018 5.10% Notes and $1,193.69 per $1,000 principal amount of 2019 5.10% Notes, plus any accrued and unpaid interest from the last interest payment date applicable to the relevant series of Tender Offer Notes up to, but not including, the settlement date for such Tender Offer Notes accepted for purchase. Holders of Tender Offer Notes that are validly tendered after the Early Tender Date but at or prior to the Expiration Date (as defined below) will receive to $1,200.98 per $1,000 principal amount of 6.00% Notes, $1,251.58 per $1,000 principal amount of 6.70% Notes, $1,148.76 per $1,000 principal amount of 2018 5.10% Notes and $1,163.69 per $1,000 principal amount of 2019 5.10% Notes, plus any accrued and unpaid interest from the last interest payment date applicable to the relevant series of Tender Offer Notes up to, but not including, the settlement date for such Tender Offer Notes accepted for purchase.

The tender offer is being made upon and is subject to the terms and conditions set forth in the Offer to Purchase, dated August 20, 2012 (the “Offer to Purchase”), and the related Letter of Transmittal.

The tender offer will expire at midnight, New York City time, on September 19, 2012, unless extended or earlier terminated (the “Expiration Date”).

Ameren Missouri is filing this Current Report on Form 8-K to report as exhibits certain documents in connection with the offering of the New Notes.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title

1.1	Underwriting Agreement, dated September 6, 2012, between Ameren Missouri and the several underwriters named therein, and for whom Barclays Capital Inc., BNP Paribas Securities Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mitsubishi UFJ Securities (USA), Inc. are acting as representatives.

*4.1	Indenture, dated as of August 15, 2002, between Ameren Missouri and The Bank of New York Mellon, as successor trustee, relating to the Notes (Current Report on Form 8-K filed on August 23, 2002, Exhibit 4.1, File No. 1-2967).

4.2	Global Note.

*4.3	Indenture of Mortgage and Deed of Trust, dated June 15, 1937, from Ameren Missouri to The Bank of New York Mellon, as successor trustee, as amended (Exhibit B-1, File No. 2-4940).

4.4	Supplemental Indenture, dated as of September 1, 2012, by and between Ameren Missouri and The Bank of New York Mellon, as successor trustee, relating to the First Mortgage Bonds, Senior Notes Series OO securing the Notes.

5.1	Opinion of Gregory L. Nelson, Esq., Senior Vice President, General Counsel and Secretary of the Company, regarding the legality of the Notes (including consent).

5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the Notes (including consent).

*	Incorporated by reference as indicated.

This combined Form 8-K is being filed separately by Ameren Corporation and Union Electric Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By:	/s/ Jerre E. Birdsong
Name:	Jerre E. Birdsong
Title:	Vice President and Treasurer

UNION ELECTRIC COMPANY
(Registrant)

By:	/s/ Jerre E. Birdsong
Name:	Jerre E. Birdsong
Title:	Vice President and Treasurer

Date: September 11, 2012

Exhibit Index

Exhibit Number	Title

1.1	Underwriting Agreement, dated September 6, 2012, between Ameren Missouri and the several underwriters named therein, and for whom Barclays Capital Inc., BNP Paribas Securities Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mitsubishi UFJ Securities (USA), Inc. are acting as representatives.

4.2	Global Note.

4.4	Supplemental Indenture, dated as of September 1, 2012, by and between Ameren Missouri and The Bank of New York Mellon, as successor trustee, relating to the First Mortgage Bonds, Senior Notes Series OO securing the Notes.

5.1	Opinion of Gregory L. Nelson, Esq., Senior Vice President, General Counsel and Secretary of the Company, regarding the legality of the Notes (including consent).

5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the Notes (including consent).